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                            1st SOURCE MONOGRAM FUNDS

                   Supplement Dated September 22, 2006 to the
                         Prospectus dated August 1, 2006


The following information supplements the current disclosure on Page 35 of the Prospectus regarding the Portfolio Managers for the 1st Source Monogram Diversified Equity Fund and the 1st Source Monogram Special Equity Fund:

1. THE DIVERSIFIED EQUITY FUND:

     The Diversified Equity Fund is currently being managed by a team of investment professionals who are employed by the Advisor. The team is responsible for the day-to-day management of the Fund's portfolio. The team consists of Ralph Shive, Michael Shinnick, Jason Cooper and Bruno Riboni, each of whom shares equally in the management of the Fund's investments. Biographical information for each member of the portfolio management team is set forth in the Prospectus under the section "Portfolio Managers".

2. THE SPECIAL EQUITY FUND:

     Eric Boughton is no longer serving as a co-portfolio manager for the Special Equity Fund. The Fund continues to be co-managed by Jason Cooper and Bruno Riboni.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


                                                                   SP-MONPU-0906